SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                          Date of Report: May 14, 2002
                        (Date of Earliest Event Reported)



                               UNITED ENERGY CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                Commission File:            22-3342379
(state or other jurisdiction       000-30841       (IRS Employer Identification
   of incorporation or                                          No.)
      organization)


                             600 Meadowlands Parkway
                               Secaucus, NJ 07094
          (Address of Principal executive offices, including zip code)


                                 (201) 842-0288
              (Registrant's telephone number, including area code)

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ITEM 5   OTHER EVENTS

On May 24, 2002, United Energy Corp., a Nevada Corporation announced the sale of 6,000,000 shares of its common stock for cash, together with warrants to purchase as many as 3,000,000 additional shares, in a private placement transaction yielding $6,000,000 in gross proceeds.

      Also included in the press release are:

1) An announcement of the addition of two new members of the Company's management team

2) An announcement that quotations for United Energy's Common Stock began appearing on the OTC Bulletin Board as of April 26, 2002.

FORWARD LOOKING STATEMENTS

      This current report on Form 8-K and the attached exhibits may contain forward-looking statements regarding our business, customers or other factors that may affect future earnings or financial results. Those statements involve risks and uncertainties, which could cause actual results to vary materially, including delays in product development and marketing, competitive service offerings and lack of market acceptance.

(c)   EXHIBITS

      99.1  Press release dated May 23, 2002

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             UNITED ENERGY CORP.
                                                      (Registrant)

Date: May 24, 2002                           By:      /s/Robert L Seaman
                                                 -----------------------------

                                                      Robert L. Seaman
                                                      Executive Vice President